                                                                  EXHIBIT 10.2


                                      LOGO

                              AMERICA ONLINE, INC.
                     NETWORK SHOPPING - WEB LINK ORDER FORM

MERCHANT TO FILL IN ALL INFORMATION (please print)

Legal Name of Merchant: PetPlanet.com, Inc._____________________________________

Trade Name of Merchant (if different):__________________________________________

Merchant Business Contact: Steve Marder_________________________________________

Address: 21 Stillman St., #600__________________________________________________
         San Francisco, CA 94107
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phone:   415-243-9000___________________________________________________________
Fax:     415-243-3399
    ----------------------------------------------------------------------------
Email:    smarder@petplanet.com
      --------------------------------------------------------------------------

Name of Technical Contact:  Lou Manousos
                          ------------------------------------------------------
Phone:                      415-243-9000
      --------------------------------------------------------------------------
Email:                      lmanousos@petplanet.com
      --------------------------------------------------------------------------

Customer Service Contact (AOL use):      Jeff Harris
                                   ---------------------------------------------

Customer Service Phone (customer use):   1-877-265-PETS
                                      ------------------------------------------

Customer Service email  (customer use): customerservice@petplanet.com
                                        ----------------------------------------

Customer Service address (customer use): 21 Stillman Street, Suite 600,
                                         San Francisco, CA 94107
                                        ----------------------------------------
Is your web site built?  yes
                       ----------

Web Site URL: http://spartacus.petplanet.com
              ------------------------------------------------------------------
This is the main URL that is ufonesed by the merchant site.


Silver Tenant Store Name:_______________________________________________________

Applicable to SILVER MERCHANTS ONLY. This is name for the store listing in the Silver Tenant spot. Text should be the registered company trade/brandname. The text must be 21 characters or less.


Customer Service URL:     petplanet.com\help
                     -----------------------------------------------------------
A site where customers can contact merchant with ordering questions etc.

Keywords:      petplanet, petplanet.com
         -----------------------------------------------------------------------
A keyword on AOL will bring any user directly to your website. The keyword should be the registered company trade/brand name. The keyword must be 16 characters or less.

Search terms for AOL Shopping Channel Product Search Tool:
________________________________________________________________________________
Up to a maximum of five, subject to AOL's approval, and only available to Anchor or Gold Tenant Merchants

                                  CONFIDENTIAL
                     SHOPPING CHANNEL PROMOTIONAL AGREEMENT
                     --------------------------------------

         This Agreement, (the "Agreement") dated as of June 28, 1999 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166 and PetPlanet.com ("MERCHANT"), a California corporation, with its principal offices at 21 Stillman St., #600, San Francisco, California 94107 (each a "Party" and collectively the "Parties").

                                  INTRODUCTION
                                  ------------

AOL owns, operates and distributes the AOL Service, AOL.com, the CompuServe Service and the Netscape Netcenter. MERCHANT wishes to secure a promotional placement within the shopping channel of the AOL Service, AOL.com, the CompuServe Service and the Netscape Netcenter (as specified in Exhibit A) (each channel, a "Shopping Channel") which, when activated, will provide access to MERCHANT's site on the World Wide Web or its area on the AOL Service or CompuServe Service (as the case may be) (the "Merchant Site") where MERCHANT offers content, products and/or services for sale. Terms not defined herein shall be defined on the attached Exhibit B.

                                     TERMS
                                     -----

1. MERCHANT PROGRAMMING. MERCHANT will make available through the Merchant Site the certain products, content and/or services specified in Exhibit A (the "Products") in accordance with the Standard Shopping Channel Terms and Conditions set forth on Exhibit C.

2.  PROMOTIONAL OBLIGATIONS.

    2.1 AOL Promotion of MERCHANT. Commencing on a date set forth on Exhibit A hereto, AOL will provide the promotion(s) set forth in Exhibit A (the "Promotion"). Except to the extent expressly described in Exhibit A, the specific form, placement, positioning, duration and nature of the Promotion(s) will be as determined by AOL in its reasonable discretion (consistent with the editorial composition of the applicable screens) and the nature of the Promotion being purchased by MERCHANT, as reflected in Exhibit A. The specific content to be contained within the Promotions (including, without limitation, within any advertising banners or contextual promotions) will be determined by MERCHANT, subject to AOL's technical limitations, the terms of this Agreement and AOL's then-applicable policies relating to advertising and promotions. Each Promotion will link only to the Merchant Site and will promote only Products listed on Exhibit A. MERCHANT acknowledges that the sole obligation of AOL is to display the Promotion(s) in the Shopping Channel(s) in accordance with the terms and conditions hereto.

    2.2  MERCHANT Cross-Promotion.
         A. Within each Merchant Site, MERCHANT shall include a prominent promotional banner ("AOL Promo") appearing "above the fold" on the first screen of the Merchant Site, to promote such AOL products or services as AOL may reasonably designate (for example, the America Online(R) brand service, the CompuServe(R) brand service, the AOL.com(R) site, the Netscape Netcenter(TM) site, ICQ, the Digital City(R) services or the AOL Instant Messenger(TM) service); AOL will provide the creative content to be used in the AOL Promo (including designation of links from such content to other content pages). MERCHANT shall post (or update, as the case may be) the creative content supplied by AOL (within the spaces for the AOL Promo) within a commercially reasonable period of time from its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, MERCHANT shall provide AOL with monthly written reports specifying the number of impressions to the pages containing the AOL Promo during the prior month.

         B. In MERCHANT's television, radio, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which MERCHANT exercises at least partial editorial control, MERCHANT will use reasonable efforts to include specific references or mentions (orally where possible) of the availability of the Merchant's Site through the America Online(R) brand service, which are at least as prominent as any references that MERCHANT makes to any other MERCHANT online or internet site (by way of site name, related company name, URL or otherwise). Without limiting the generality of the foregoing, MERCHANT's listing of the "URL" for any Merchant online site will be accompanied by an equally prominent listing of the "keyword" term on the AOL Service for Merchant's Site.

3.  PAYMENTS; REPORTS.

    3.1 Placement Fees. MERCHANT will pay AOL $158,472.00 for displaying the Promotion within the Shopping Channel on the AOL Service, AOL.com, the CompuServe Service and the Netscape Netcenter. The total amount of $158,472.00 will be payable in three equal installments, with the first such payment to be made upon the Effective Date, the second such payment to be made ninety (90) days from the earliest launch date of the AOL Shopping Commerce Center(s) specified on Exhibit A attached hereto and the last payment to be made ninety (90) days from the second installment. MERCHANT will be provided a credit against any amounts already paid to AOL by MERCHANT for promotional carriage under MERCHANT's existing agreement with AOL which overlap promotional carriage provided for hereunder, if any, as established by the launch date of the applicable AOL Shopping Commerce Center(s) specified on Exhibit A attached hereto. MERCHANT agrees that, except as specified herein, once the Promotion is installed, there will be no refunds or proration of rates if MERCHANT elects to discontinue display of the Promotion prior to expiration of the Term. Should AOL fail to display the Promotion in accordance with the terms of this Agreement due to MERCHANT's failure to comply with any requirement of this Agreement, MERCHANT will remain liable for the full amount indicated above.

    3.2 Reports. AOL will provide MERCHANT with monthly usage information related to the Promotion in substance and form reasonably determined by AOL. MERCHANT may not distribute or disclose usage information to any third party without AOL's prior written consent. MERCHANT will provide AOL with monthly reports, in a form reasonably satisfactory to AOL, which detail the number of daily items, orders and gross sales through the Merchant Site on the AOL Service, AOL.com, the CompuService Service and the Netscape Netcenter (as applicable).

4. TERM. Unless otherwise rightfully terminated pursuant to the terms and conditions in the Exhibits attached hereto, this Agreement will terminate ten (10) months from the latest launch date of the AOL Shopping Channel Commerce Center(s) specified on Exhibit A attached hereto (the "Term").

5. EXISTING AGREEMENTS. To the extent that MERCHANT has any existing shopping channel agreement(s) with AOL in effect as of the Effective Date such agreements shall terminate on the date that the last promotion described in the existing agreement is replaced with Promotion(s) described in this Agreement.

6. PRESS RELEASES. Each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any press release or any other public statement ("Press Release") regarding the transactions contemplated hereunder. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law or as reasonably advised by legal counsel without the consent of the other Party and in such event, the disclosing Party will provide at least five
    (5) business days prior written notice of such disclosure. The failure to obtain the prior written approval of the other Party will be deemed a material breach of this Agreement. Because it would be difficult to precisely ascertain the extent of the injury caused to the non-breaching Party, in the event of such material breach, the non-breaching party may elect to either (i) terminate this Agreement immediately upon notice to the other Party, and the cure provision of Section 12 on Exhibit D of this Agreement shall not apply, or (ii) as liquidated damages, elect to modify the impression commitment hereunder by fifteen percent (15%) (either an increase in impressions if AOL has materially breached the Agreement or a decrease in impressions if MERCHANT has materially breached the Agreement).

7. GENERAL TERMS. The general legal terms and conditions set forth on Exhibit D attached hereto are hereby made a part of this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                       PetPlanet.com, Inc.


By: /s/ Eric L. Keller                     By: /s/ Steven E. Marder
    -----------------------------              -----------------------------

Print Name: Eric L. Keller                 Print Name: Steven E. Marder
            ---------------------                      ---------------------

Title: VP, Business Affairs                Title: CEO
      ---------------------------                ---------------------------

Date: July 30, 1999                        Date: July 23, 1999
      ---------------------------                ---------------------------

                                                 Tax ID/EIN#: 94-3252843
                                                             ---------------

                                   EXHIBIT D

                       Standard Legal Terms & Conditions
                       ---------------------------------

1. Production and Technical Services. Unless expressly provided for elsewhere in the Shopping Channel Promotional Agreement which has been executed by AOL and MERCHANT (the "Promotional Agreement" and, collectively with these Standard Legal Terms and Conditions, the "Agreement") Agreement, (i) AOL will have no obligation to provide any creative, design, technical or production services to MERCHANT and (ii) the nature and extent of any such services which AOL may provide to MERCHANT will be as determined by AOL in its sole discretion. The terms regarding any creative, design, technical or productions services provided by AOL to MERCHANT will be as mutually agreed upon by the parties in a separate written work order. With respect to any routine production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of the Merchant Site ("Routine Services"), MERCHANT will pay the then-standard fees charged by AOL for such Routine Services.

2. AOL Accounts. To the extent MERCHANT has been granted any AOL, CompuServe or Netscape accounts, MERCHANT will be responsible for the actions taken under or through its accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any account issued to MERCHANT. Upon the termination of this Agreement, all such accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any such account.

3. Taxes. MERCHANT will collect and pay and indemnify and hold AOL harmless from, any sales, use, exercise, import or export value added or similar tax or duty not based on AOL's net income, including any penalties and interest as well as any costs associated with the collection or withholding thereof, including attorney's fees.

4. Promotional Materials. Each Party will submit to the other Party, for its prior written approval, which shall not be unreasonably withheld or delayed, any Promotional Materials; provided, however, that after the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between AOL and MERCHANT in Promotional Materials, including, without limitation, the availability of the Merchant Site through the AOL Network, or use of screen shots relating to the distribution under this Agreement (so long as the AOL Network is clearly identified as the source of such screen shots) for promotional purposes shall not require the approval of the other Party. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the distribution of the Merchant Site through the AOL Network and reused for such purpose until such approval is withdrawn with reasonable prior notice. MERCHANT will not (i) issue any press releases, promotions or public statements concerning the existence or terms of the Agreement of (ii) use, display or modify AOL's trademarks, tradenames or servicemarks in any manner, absent AOL's express prior written approval. Notwithstanding the foregoing, either Party may issue press releases and other disclosures as required by law or as reasonably advised by legal counsel without the consent of the other Party and in such event, prompt notice thereof will be provided to the other Party.

5. Representations and Warranties. Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into the Agreement and to perform the acts required of it hereunder; (ii) the execution of the Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a Party or by which it is otherwise bound; (iii) when executed and delivered by such Party, the Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in the Agreement.

6. License. MERCHANT hereby grants AOL a non-exclusive worldwide license to market, license, distribute, reproduce, display, perform, transmit and promote the Merchant Site and all content, products and services offered therein or otherwise provided by MERCHANT in connection herewith (e.g., offline or online promotional content, Promotions, etc.) through the AOL Network and through any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide through which such Party elects to offer the Merchant Site (which may include, without imitation, Internet sites promoting AOL products and services and any "offline" information browsing products of AOL or its affiliates). AOL Users will have the right to access and use the Merchant Site. Subject to such license, MERCHANT retains all right, title to and interest in the Merchant Site. During the Term, AOL will have the right to use MERCHANT's trademarks, trade names and service marks in connection with performance of this Agreement, subject to any written guidelines provided in writing to AOL.

7. Confidentially. Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who will each agree to comply with this provision. "Confidential Information" means any information relating to or disclosed in the course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Users, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, (d) lawfully obtained from any third party, or (e) required or reasonably advised to be disclosed by law. MERCHANT shall not make, publish, or otherwise communicate through the AOL Network any deleterious remarks concerning AOL or it Affiliates, directors, officers, employees, or agents (including, without limitation, AOL's business projects, business capabilities, performance of duties and services, or financial position) which remarks are based on the relationship established by this Agreement or information exchanged hereunder. This section is not intended to limit good faith editorial statements made by MERCHANT based upon publicly available information, or information developed by MERCHANT independent of its relationship with AOL and its employees and agents.

8. Limitation of Liability; Disclaimer; Indemnification.
(a) Liability. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, THE AOL SERVICE, AOL.COM, THE COMPUSERVE SERVICE, THE NETSCAPE NETCENTER OR THE MERCHANT SITE, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO PARAGRAPH (C) BELOW. EXCEPT AS PROVIDED TO PARAGRAPH (C) BELOW, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE

LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II), AOL WILL NOT BE LIABLE TO MERCHANT UNDER THE AGREEMENT FOR MORE THAN THE AMOUNTS THEN PAID TO AOL BY MERCHANT HEREUNDER.
(b) No additional Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING AOL.COM, THE AOL SERVICE OR NETWORK, THE COMPUSERVE SERVICE, THE NETSCAPE NETCENTER OR THE MERCHANT SITE, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING (I) THE PROFITABILITY OF THE MERCHANT SITE, (II) THE NUMBER OF PERSONS WHO WILL ACCESS OR "CLICK-THROUGH" THE PROMOTION, (III) ANY BENEFIT MERCHANT MIGHT OBTAIN FROM INCLUDING THE PROMOTION WITHIN THE AOL SERVICE OR NETWORK, AOL.COM, THE NETSCAPE NETCENTER, OR THE COMPUSERVE SERVICE OR (IV) THE FUNCTIONALITY, PERFORMANCE OR OPERATION OF THE AOL, COMPUSERVE OR NETSCAPE SERVICES WITH RESPECT TO THE PROMOTION. (c) Indemnity. Either Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of the Agreement, except where Liabilities result from the gross negligence or knowing and willful misconduct of the other Party.
(d) Claims. If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is Indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten
(10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.
(e) Acknowledgment. AOL and MERCHANT each acknowledges that the provisions of this Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in the Agreement are intended to limit the circumstances and extent of liability. The provisions in paragraphs (a) through (d) above and this paragraph (e) will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

9. Solicitation of subscribers.
(a) During the term of the Agreement and for a two year period thereafter, MERCHANT will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Members or AOL Users on behalf of another Interactive Service. MERCHANT will not send unsolicited, commercial e-mail through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail is being sent has voluntarily either (i) engaged in a transaction with MERCHANT or (ii) provided information to MERCHANT through a contest, registration, or other communication, which included notice to the AOL User that the information provided could result in commercial e-mail being sent to that AOL User by MERCHANT or its agents. More generally, any commercial e-mail to be sent through or into AOL's products or services shall be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through the AOL service in question) and the limitations set forth in Exhibit C.
(b) MERCHANT shall ensure that its collection, use and disclosure of information obtained from AOL Users under this Agreement ("User Information") complies with
(i) all applicable laws and regulations (ii) AOL's standard privacy policies, available on the AOL service at the keyword term "Privacy", and (iii) AOL's applicable Terms of Service.
(c) MERCHANT will not disclose User Information to any third party in a manner that identifies AOL User as end users of an AOL product or service or use User Information collected under this Agreement to market an Interactive Service competitive with AOL; provided that the restrictions in this subsection (c) shall not restrict MERCHANT's use of any information collected independently of this Agreement.

10. AOL User Communications. To the extent MERCHANT is otherwise permitted to send communications to AOL Users (in accordance with the other requirements contained herein):, (i) any solicitations in such communications to purchase products or services shall promote the Merchant Site available through the AOL Network as the principal means through which to purchase any such products or services; (ii) any direct links to specific offers within such communications shall link to the Merchant Site; (iii) MERCHANT shall limit the subject matter of such communications to those categories of products, services and/or content which are specifically contemplated by this Agreement; and (iv) MERCHANT will provide the recipient with a prominent and easy means to "opt-out" of receiving any future commercial e-mail communications from Merchant. In addition, in any communication to AOL Users or on the Merchant Site, MERCHANT will not encourage AOL Users to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (a) using interactive sites other than the Merchant Site; (b) bookmarking of other interactive sites; (c) changing the default home page on the AOL browser; or (d) using any interactive service other than the AOL, Netscape and CompuServe Services.

11. Keyword(TM) Search Terms. Any Keyword Search Terms to be directed to Merchant's Site shall be (i) subject to availability and (ii) limited to the combination of the Keyword(TM) search modifier combined with a registered trademark of MERCHANT. AOL reserves the right at any time to revoke MERCHANT's use of any Keywords that are not registered trademarks of MERCHANT, MERCHANT acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest MERCHANT holds in MERCHANT's registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, MERCHANT will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. To the extent AOL allows AOL Users to "bookmark" the URL or other locator for the Merchant Site, such bookmarks will be subject to AOL's control at all times. Upon the termination of this Agreement, MERCHANT's rights to any Keywords and bookmarking will terminate.

12. Miscellaneous. Neither Party will be liable for, or be considered in breach of or default under the Agreement on account of, any delay or failure to perform as required by the Agreement (except with respect to payment obligations) as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence. MERCHANT's rights, duties, and obligations under the Agreement are not transferable. The Parties to the Agreement are independent contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of the Agreement or to exercise any right under the Agreement will not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect. Sections 3, 4, 7, 8, 9, 10, 11, 12 and 13 of these Standard Legal Terms and Conditions, will survive the completion, expiration, termination or cancellation of the Promotional Agreement. Either Party may terminate the Agreement at any time with written notice to the other Party in the event of a material breach of the Agreement by the other Party, which remains uncured after thirty days written notice thereof. Any notice, approval, request, authorization, direction or other communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on AOL's network or systems (to screenname "AOLNotice@AOL.com" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of MERCHANT, except as otherwise specified herein, the notice address will be the address for MERCHANT set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient's fax number or AOL email address, to be as reasonably identified by AOL. Except as otherwise specified herein, the Agreement sets forth the entire agreement between MERCHANT and AOL, and supersedes any and all prior agreements of AOL or MERCHANT with respect to the transactions set forth herein. No change, amendment or modification of any provision of the Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment. MERCHANT will promptly inform AOL of any information related to the Merchant Site which could reasonably lead to a claim, demand, or liability of or against AOL and/or its affiliates by any third party. MERCHANT will not assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of AOL. Assumption of the Agreement by any successor to MERCHANT (including, without limitation, by way of merger, consolidation or sale of all or substantially all of MERCHANT's stock or assets) will be subject to AOL's prior written approval, not to be unreasonable withheld. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns. Except where otherwise specified herein, the rights and remedies granted to a Party under the Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity. In the event that any provision of the Agreement is held invalid by a court with jurisdiction over the Parties to the Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect. The Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same document. The Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia, except for its conflicts of laws principles. MERCHANT hereby irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts therein in connection with any action arising under this Agreement.

                                   EXHIBIT E
                                   Operations
                                   ----------

1. MERCHANT Site Infrastructure. MERCHANT will be responsible for all communications, hosting and connectivity costs and expenses associated with the MERCHANT Site. MERCHANT will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the MERCHANT Site from the AOL Network. MERCHANT will design and implement the network between the AOL Service and MERCHANT Site such that
     (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the MERCHANT Site from the AOL Network and
     (ii) no single line under material control by the Merchant will run at more than 70% average utilization for a 5-minute peak in a daily period. In this regard, MERCHANT will provide AOL, upon request, with a detailed network diagram regarding the architecture and network infrastructure supporting the MERCHANT Site. In the event that MERCHANT elects to create a custom version of the MERCHANT Site in order to comply with the terms of this Agreement, MERCHANT will bear responsibility for all aspects of the implementation, management and cost of such customized site.

2. Optimization; Speed. MERCHANT will use commercially reasonable efforts to ensure that: (a) the functionality and features within the MERCHANT Site are optimized for the client software then in use by AOL Members; and (b) the MERCHANT Site is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, MERCHANT will ensure that the MERCHANT Site's data transfers initiate within fewer than fifteen (15) seconds on average. Prior to commercial launch of any material promotions described herein, MERCHANT will permit AOL to conduct performance and load testing of the MERCHANT Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3. User Interface, MERCHANT will maintain a graphical user interface within the MERCHANT Site that is competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to MERCHANT'S compliance with the preceding sentence.

4. Technical Problems. MERCHANT agrees to use commercially reasonable efforts to address material technical problems (over which MERCHANT exercises control) affecting use by AOL Members of the MERCHANT Site (a "MERCHANT Technical Problem") promptly following notice thereof. In the event that MERCHANT is unable to promptly resolve a MERCHANT Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to MERCHANT hereunder until such time as MERCHANT corrects the MERCHANT Technical Problem at issue.

5. Monitoring. MERCHANT will ensure that the performance and availability of the MERCHANT Site is monitored on a continuous basis. MERCHANT will provide AOL with contract infomation (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for MERCHANT's principal business and technical represenatives, for use in cases when issues or problems arise with respect to the MERCHANT Site.

6. Security. MERCHANT will utilize Internet standard encryption technologies (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the MERCHANT Site. MERCHANT will facilitate periodic reviews of the MERCHANT Site by AOL in order to evaluate the security risks of such site. MERCHANT will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

7.   Technical Performance.
       i. MERCHANT will design the MERCHANT Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 3.XX and 4.XX browsers (Windows and Macintosh), the Netscape Browser 4.XX and make commercially reasonable efforts to support all other AOL browsers listed at: "http://webmaster.info.aol.com/".
      ii. To the extent MERCHANT creates customized pages on the MERCHANT Site for AOL Members, Merchant will develop and employ a methodology to detect AOL Members (e.g. examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at:
             "http://webmaster.info.aol.com/").
     iii. MERCHANT will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.
      iv. MERCHANT will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the caching of information in AOL's proxy system outline in the document provided at the following URL: http://webmaster.info.aol.com. The Merchant is responsible for the manipulation of these parameters in web based objects so as to allow them to be cached or not cached as outlined in RFC 1945.
       v.    Prior to releasing material, new functionality or features through the MERCHANT Site ("New Functionality"). MERCHANT will use commercially reasonable efforts to: (i) test the New Functionality to confirm its compatibility with AOL Service client software and
             (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm is compatibility with the AOL Service client software. Should any new material, new functionality or features through the Merchant Site be released without notification to AOL, AOL will not be responsible for any adverse member experience until such time that compatibility tests can be performed and the new material, functionality or features qualified for the AOL Service.

8. AOL Internet Services MERCHANT Support. AOL will provide MERCHANT with access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of MERCHANT or support for any technologies, databases, software or other applications which are not supported by AOL or are related to in this Exhibit E.


     [CONTRACT READS AS IS]


     any MERCHANT area other than the MERCHANT Site. Support to be provided by AOL is contingent on MERCHANT providing to AOL demo account information (where applicable), a detailed description of the MERCHANT Site's software, hardware and network architecture and access to the MERCHANT Site for purposes of such performance and the coordination of load testing as AOL elects to conduct. As described elsewhere in this Agreement, MERCHANT is fully responsible for all aspects of hosting and administration of the Merchant Site and must ensure that the site satisfies the specified access and performance requirements as outlined.

                        AOL ADVERTISING INSERTION ORDER

Contract #                                    18769            [GRAPHIC OMITTED]
AOL Salesperson:             Brandon Bergmark
Sales Coordinator:           Alex Thiesan
Date:                                         7/14/99
Credit Approval Received:

                                               Advertiser                              Advertising Agency
Contact Person                                 Steve Marder
Company Name                                   PetPlanet.com
Address -- Line 1                              21 Stillman St. #600
Address -- Line 2                              San Francisco, CA 94107
Phone #                                        415-243-9000
Fax #
Email
SIC Code
Advertiser IAB Category
Description of Advertiser's Product/Service    Online retailer in pet supplies


                                                      Billing Information
Send Invoices to (choose one):                 Advertiser                              Agency
Advertiser or Agency Billing Contact Person    Steve Marder
Company Name                                   PetPlanet.com
Billing Address -- Line 1                      21 Stillman St. #600
Billing Address -- Line 2                      San Francisco, CA 94107
Billing Phone #                                415-243-9000
Billing Fax #
Billing Email Address
P.O. #, if applicable

Billing Schedule (select one):

/ / If total payment due is less than or equal to $5,000, and the advertiser is new to AOL, payment is due upon signing* and must be received by AOL prior to ad flight.

/ / If total payment due is greater than $5,000 an advertiser new to AOL must have a favorable D&B credit rating (as determined by AOL). If the new advertiser does not receive a favorable credit rating or no D&B credit rating is available, payment is due* in advance of display start date.

/X/ Given a favorable credit rating for a new advertiser or a positive payment history for a current advertiser, invoices will be due monthly commencing on the display start date, due net 30. A current advertiser with invoices past due to AOL must pay outstanding debts prior to new display start date.

*Payment information if payment is due to AOL upon signing or prior to display start date (select one):

/ / To wire funds: Payment due is greater than or equal to $100,000, please wire funds to: Acct Title: America Online, Inc., ABA: 021000021, Acct #: 323070752, The Chase Manhattan Bank, 1 Chase Manhattan Bank, New York, NY 10081.

/ / To mail checks: Payment due is less than $100,000, please mail checks to:
America Online, Inc., Attn: Accounts Receivable, General Post Office, P.O. Box 5696, New York, NY 10087-5696.

/ / To overnight checks: Send payment to Chase Manhattan Bank, 55 Water Street, Lockbox dept. Room #413, New York, NY 10041, Lockbox #5696.

All amounts not paid when due and payable will bear interest, from the due date at the prime rate in effect at such time. In the event of nonpayment, AOL reserves the right to immediately terminate this Insertion Order Agreement with written notice to Advertiser.

Inventory Type:             /X/ AOL Service     /X/ AOL.COM/Netfind
      /X/ Compuserve        / / Netscape        / / ICQ

                                  AOL Service
                                   Inventory

                                             Display    Display               # of Ad Slots     Total Gross       Total
AOL Inventory/Demographic* Purchased       Start Date  Stop Date    Ad Type      Purchased         Price       Impressions  CPM
Entertainment ROC                          09/01/99    05/01/00                                   $ 72,702      1,118,493   $65.00
News ROC                                   09/01/99    05/01/00                                   $117,000      1,800,000   $65.00
People Connection-SI-Pets Chat             09/01/99    05/01/00                                   $ 13,500        900,000   $15.00
People Connection-SI-Pets Cats             09/01/99    05/01/00                                   $  3,375        225,000   $15.00
People Connection-SI-Pets Dog              09/01/99    05/01/00                                   $ 10,125        675,000   $15.00
People Connection-SI-Pets Fish             09/01/99    05/01/00                                   $  3,375        225,000   $15.00
E-Mail In-Box                              09/01/99    05/01/00                                   $ 37,530      2,502,000   $15.00
Personalogic-Decision Maker-Dogs           09/01/99    05/01/00                                   $110,250      1,575,000   $70.00
Personalogic-Decision Maker-Pets           09/01/99    05/01/00                                   $ 15,750        225,000   $70.00
Personalogic-Decision Maker-Cats           09/01/99    05/01/00                                   $ 15,750        225,000   $70.00
Slingo                                     09/01/99    05/01/00                                   $ 36,000        900,000   $40.00
ROS-Demo Target: W18*                      09/01/99    05/01/00                                   $  7,875        225,000   $35.00
ROS-Demo Targer: Pets in Household         09/01/99    05/01/00                                   $ 31,500        900,000   $35.00
Oxygen ROS                                 09/01/99    05/01/00                                   $300,150      4,617,594   $65.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
*Attach completed AOL Demographic Profile Worksheet                              Totals:          $774,882     16,113,087   $48.09

     All necessary artwork and active URL's must be provided by advertiser
                      3 business days prior to start date.

                    Artwork required from Advertiser/Agency:
                    ----------------------------------------

/ / 234x60 IAB Standard / 7k Max file size     / / Special______________
/ / 175x45 Chat/Mail in-box / 5k Max file      / / 120x60 Stopping / 5k Max file
    size                                           size

                        Linking URL: (Must Be Filled In)
The HTTP/URL address to be connected to the Advertisement shall be: http://

                  Please send artwork and URL to (choose one):
/X/ AOLARTWEST@aol.com     / / AOLARTEAST@aol.com     / / CENTRALADS@aol.com

AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the
                                 Advertisement.

                                     AOL.com
                                   Inventory

                                             Display    Display               # of Ad Slots     Total Gross       Total
AOL.com Inventory/Packages*** Purchased     Start Date  Stop Date    Ad Type      Purchased         Price       Impressions  CPM
Base Module                                09/01/99    05/31/00                                  $ 18,720         360,000   $52.00
Cats Module                                09/01/99    05/31/00                                  $  3,120          59,994   $52.01
Dogs Module                                09/01/99    05/31/00                                  $ 10,820         209,987   $52.00
Hometown-Run of Family Pets                09/01/99    05/31/00                                  $ 10,797         207,630   $52.00
Hometown-Run of Family Pets (member)       09/01/99    05/31/00                                  $ 19,743         379,665   $52.00
Yellow Pages Pets                          09/01/99    05/31/00                                  $  8,775         135,000   $65.00
AOL.com Home Page                          09/01/99    05/31/00                                  $135,000       9,000,000   $16.00
AOL.com ROS                                09/01/99    05/31/00                                  $ 40,500       2,700,000   $15.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
                                                                                                                             $0.00
***See attached package description for any AOL.com package purchases        Totals:             $247,574     13,0052.286   $18.97

     All necessary artwork and active URL's must be provided by advertiser
                      3 business days prior to start date.

                    Artwork required from Advertiser/Agency:
                    ----------------------------------------

/ / 468x60 NF Reviews, Search Terms, My News & Hometown / 12k Max / Animation OK
/ / 100x70 AOL.com Home Page / 3k Max / No animation              / / 120x60 NF Home Page / 2K max / No Animation
/ / 120x60 Shopping / 4k Max / No animation            / / 234x60 NF Kids Only & Hometown / 5k Max / Animation OK
/ / 120x60 Instant Messenger/7.5k

                        Linking URL: (Must Be Filled In)
The HTTP/URL address to be connected to the Advertisement shall be: http://

                  Please send artwork and URL to (choose one):
/ / AOLWEBWEST@aol.com     / / AOLWEBEAST@aol.com     / / CENTRALADS@aol.com

AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Advertisement.

                                   CompuServe
                                   Inventory

                                             Display    Display                   Total Gross       Total
CompuServe Inventory Purchased             Start Date  Stop Date      Ad Type          Price       Impressions    CPM
Pets Decision Guide                        09/01/99    05/31/00                   $ 12,000             150,003     $80.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                                                                    $0.00
                                                                      Totals:     $ 12,000             150,003     $80.00

     All necessary artwork and active URL's must be provided by advertiser
                      3 business days prior to start date.

                    Artwork required from Advertiser/Agency:
                    ----------------------------------------

/ / 234x60 IAB Standard / 5k max File Size  / / 468x60 /7k Max File Size
/ / 175x45 / 5k Max File Size              / / 120x60 /3k Max File Size
                        Linking URL: (Must Be Filled In)

The HTTP/URL address to be connected to the Advertisement shall be: http://

Please send artwork and URL to:  ADMASTER@compuserve.com

Please contact Peggy Day at 614-538-3542 with additional traffic specification questions.

AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Advertisement.

       We accept animated banners but they must be accompanied by Static.
                    The animated ads have a loop limit of 3.

Animated ads can only account for no more than 20% of the campaigns impressions.

                          Advertising Purchase Summary

                                               Total Price                 Total Impressions              CPM
        AOL Service                            $774,882.00                    16,113,087                 $48.09
        AOL.com                                $247,574.00                    13,052,286                 $18.97
        CompuServe                              $12,000.00                       150,003                 $80.00
        Netscape                                     $0.00                        --                      $0.00
        ICQ                                          $0.00                        --                      $0.00
        Total Purchase Price                 $1,034,456.00                    29,315,376
        (Less Agency Discount)
                                        Net Purchase Price      Total Guaranteed Impressions              CPM
                                           $1,034,456.00                29,315,376                      $35.29

In the event guaranteed impressions are reached prior to the Display Stop Date, AOL may, at its option, discontinue display at such earlier time. Any guarantees are to impressions (as measured by AOL in accordance with its standard methodologies and protocols), not "clicking-throughs." To the extent that there is a shortfall in impressions as of the end of the specified display period, AOL will provide, as Advertiser's sole remedy, "make good" impressions through comparable placements. To the extent impressions commitments are identified without regard to specific placements, such placements will be as mutually agreed upon by AOL and Advertiser during the course of the display period. AOL reserves the right to alter Advertiser flight dates to accommodate trafficking needs or other operational needs. In such cases, AOL will make available to Advertiser reasonably equivalent flight(s).

Standard Terms and Conditions

This Insertion Order incorporates by reference AOL's standard advertising terms and conditions (the "Standard Terms"), including terms related to advertising material, payment modifications, cancellation rights, usage data, limitations of liability, disclaimers, indemnifications, use of AOL member information and miscellaneous legal terms. Among other things, the Standard Terms provide AOL the right to cancel this Insertion Order Agreement on thirty days notice to Advertiser (or upon such shorter notice as may be designated by AOL in the event that AOL believes that further display of the Advertisement will expose AOL to liability or other adverse consequences), in which case Advertiser shall only be responsible for the pro-rata portion of payments attributable to the period preceding such termination. The Standard Terms appear at keyword "Standard Ad Terms 4" on the U.S.-based America Online brand service and at http://mediaspace.aol.com/adterms4.html. Advertiser acknowledges that it has been provided an opportunity to review the Standard Terms and agrees to be bound by them.

AUTHORIZED SIGNATURES

In order to bind the parties to this Insertion Order Agreement, their duly authorized representatives have signed their names below on the dates indicated. This Agreement (including the Standard Terms incorporated by reference) shall be binding on both parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

America Online Inc.                      Advertiser
-------------------                      ----------

By: /s/ Eric L. Keller                   By: /x/ Steven E. Marder
    -----------------------------------      -----------------------------------
(signature)                              (signature)

Print Name: ERIC L. KELLER               Print Name: STEVEN E. MARDER
            ---------------------------              ---------------------------

Title: VP, Business Affairs              Title: CEO
       --------------------------------         --------------------------------
(Print or Type)                          (Print or Type)

Date: 7-30-99                            Date: 7-23-99

Addendum To Exhibit A to AOL/PetPlanet.com Shopping Channel Promotional Agreement dated June 28, 1999

Animal Categories and Products

PetPlanet.com will offer assorted content and information, community features and products and services primarily serving users with interests in pet categories including dogs, cats, fish, birds, small pets, exotics, reptiles, horses and other animals and pets with product categories as further described below.

Dogs
Cages/Beds/Carriers/Houses
Doors/Gates
Edibles/Chews
Toys
Health/Grooming/Training
Collars/Leads/Ties/Harnesses
Dishes/Feeders/Waterers
Apparel
Repellents/Deodorizers
Accessories
Books/Videos/Magazines
Gifts & Novelties
Pet Travel & Adventure
Pet Food
Pet Medications
Furniture

Cats
Cages/Beds/Carriers
Doors/Gates
Repellants/Deodorizers
Edibles
Dishes/Feeders/Waterers
Collars/Leads/Ties/Harnesses
Toys
Health/Grooming/Training
Litter & Litter Accessories
Furniture
Books/Videos/Magazines
Pet related Gifts & Novelties
Pet Travel & Adventure
Pet Food
Medications

Fish
Aquariums/Bowls
Filters/Pumps/Heaters
Rock/Gravel/Coral
Feeders/Food/Supplements
Plants
Accessories
Fish/Water Care
Books/Videos/Magazines
Gifts & Novelties
Pet Travel & Adventure
Medications

Birds
Cages/Stands/Accessories
Bedding/Litter
Edibles
Health/Grooming/Training
Toys
Feeders/Waterers/Baths
Bedding & Litter
Accessories
Gifts & Novelties
Pet Travel & Adventure
Pet Food
Medications
Books/Magazines/Videos

Equine
Apparel/Blankets/Hoods
Buckets/Totes/Tubs
Feed & Supplements
Bridles/Halters/Leads/Ties
Health/Grooming
Feeders/Waterers/Training
Stable Supplies/Accessories
Saddles/Pads/Girths/Clinches
Accessories
Gifts & Novelties
Pet Travel & Adventure
Pet Food
Medications
Books/Magazines/Videos

Small Pets
Cages/Carriers/Pens
Bedding/Litter
Books/Videos/Magazines
Feeders/Waterers
Health/Grooming/Training
Edibles
Collars/Leads/Harnesses
Toys
Terrarium Accessories
Heaters/Caves/Lamps/Rocks
Accessories
Gifts & Novelties
Pet Travel & Adventure
Pet Food
Medications
Reptiles
Books/Videos/Magazines
Cages/Kits/Cage Liners/Accessories
Toys
Edibles
Health Medications/Supplements
Heaters/Light Bulbs/Hoods
Leads/Collar/Harnesses

General Pet Related Products
Pet related Gifts/Novelties
Pet related Apparel
Pet related Stationary
Pet related Toys
Pet Insurance
Pet Friendly Accomodations
Pet related Books/Magazines/Videos
Pet Service Provider Discounts

              Shopping Contract Deal Summary for Anchors and Golds
                                 PetPlanet.com

Instructions: Please attach this 1 page summary for all anchor and gold deals when forwarding on shopping contracts to Legal and Business Affairs. Each deal bullet point cites the appropriate provision location in the contract for purposes of referencing. Where the deal bullet points ask for Yes/No responses, if the resolution was not AOL's standard provision (therefore, No), please indicate the compromise solution.

Basic Deal Terms
o Term (please list earliest launch date and last end date) 9/1/99-5/1/00
o Total Guaranteed Payments 3.1 ($)1,192,928 (shopping: $158,472/carriage:
  $1,034,456)
o Total Credits ($ for any existing prepaid shopping carriage-to be provided by Cici Kelly) $0
o Payment Schedule/Timing 3.1 (please list ($) on signing, ($ and dates) for each of the subsequent payments) $52,824 (7/21/99-accompanying)

Carriage
o Commerce Centers Exh. A (please list all relevant commerce centers involved) Pets
o Departments Exh. A (please list Anchor, Gold and Silver slots) Anchor: Pets Accessories
o Total Impressions Exh. A (#) 31,197,748 (shopping: 1,864,372 carriage:
  29,315,376)
o Impressions by Department Exh. A (#) shopping anchor: 1,864,372
o Average CPM ($) (please calculate) $38 (shopping: $85/carriage $35)

Affiliated Site
o Customized/Mirrored Exh. E (Y/N) (please inquire about partner's intent here) Y - Mirrored Site
o Product Categories Description (please list - should already be on Exhibit A of contract) attached
o Competitive Ads Restrictions Exh. C.1 (Y/N) (automatically implied in
  Exh. C.1 - please note any changes) Y
o Third Party Exclusions Exh. C.4 (Y/N) (automatically implied in Exh. C.4 - please note any changes) Y
o Operating Standards Exh. E (Y/N) Y
o Navigation/Traffic Flow back to AOL Exh C.12 (Y/N) Y
o URL Redirect Exh. C.12 (Y/N) (automatically implied in Exh. C.12 - please note any changes) Y

Member Benefits
o Product Offering Exh. C.6 (Y/N) Y
o Pricing Exh. C.7 (Y/N) Y
o Exclusive/Special Offers Exh. C.8 (Y/N) Y

Cross Promotion
o Online 2.2A (Y/N) Y
o Offline 2.2B (Y/N) Y

Shopping Specific Terms
o Reports 3.2 (Y/N) Y
o Merchant Certification Exh. C.11 (Y/N) Y
o Customer Service Exh. C.9 (Y/N) Y
o Optional Shopping Search Exh. C.3 (Y/N) (please inquire about partner's intent here) Y
o Optional QuickCheckout Exh. C.3 (Y/N) (please inquire about partner's intent here) Y
o Optional BizRate Exh. C11 (Y/N) (please inquire about partner's intent here) Y